Exhibit (a)(2)

                              LETTER OF TRANSMITTAL
                               TO TENDER SHARES OF
                                 COMMON STOCK OF
                            ALLCITY INSURANCE COMPANY
                        PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 29, 2003
                                       OF
                          LEUCADIA NATIONAL CORPORATION

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    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
    TIME, ON WEDNESDAY, MAY 28, 2003 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                     American Stock Transfer & Trust Company

  By Mail, Hand, or Overnight Delivery:
                                                By Facsimile Transmissions:
 American Stock Transfer & Trust Company      (for Eligible Institutions only)
             59 Maiden Lane
           New York, NY 10038                          (718) 234-5001

                                                    Confirm Facsimile By
                                                         Telephone:
                                          (800) 937-5449 or (212) 936-5100

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                                                          DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------- ---------------------------------------------
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
        (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                   SHARES TENDERED
            APPEAR(S) ON SHARE CERTIFICATE(S))                            (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------- ---------------------------------------------
                                                                         CERTIFICATE         TOTAL NUMBER OF     NUMBER OF SHARES
                                                                         NUMBER(S)(1)       SHARES OF COMMON     OF COMMON STOCK
                                                                                           STOCK REPRESENTED      TENDERED(2)
                                                                                                  BY
                                                                                           CERTIFICATE(S)(1)
                                                                      ------------------- -------------------- -------------------
--------------------------------------------------------------------- ------------------- -------------------- -------------------

--------------------------------------------------------------------- ------------------- -------------------- -------------------

--------------------------------------------------------------------- ------------------- -------------------- -------------------

--------------------------------------------------------------------- ------------------- -------------------- -------------------

--------------------------------------------------------------------- ------------------- -------------------- -------------------
                                                                         TOTAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
(1)  NEED NOT BE COMPLETED BY BOOK-ENTRY SHAREHOLDERS.

(2)  UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES OF COMMON
     STOCK REPRESENTED BY SHARE CERTIFICATES DELIVERED TO THE DEPOSITARY ARE
     BEING TENDERED HEREBY. SEE INSTRUCTION 4.
-----------------------------------------------------------------------------------------------------------------------------------


           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

           THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

           This Letter of Transmittal is to be used by shareholders of Allcity Insurance Company if certificates for shares of Common Stock (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of shares of Common Stock is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in the Offer to Purchase). Shareholders who deliver shares of Common Stock by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders who deliver shares are referred to herein as "Certificate Shareholders."

           Shareholders whose certificates for shares of Common Stock are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the section of the Offer to Purchase titled "THE TENDER OFFER - 2. Acceptance for Payment and Payment") with respect to, their shares of Common Stock and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the section of the Offer to Purchase titled "THE TENDER OFFER - 1. Terms of the Offer; Expiration Date") must tender their shares of Common Stock pursuant to the guaranteed delivery procedures set forth in the section of the Offer to Purchase titled "THE TENDER OFFER - 3. Procedures for Accepting the Offer and Tendering Shares." See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

      CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               --------------------   Transaction Code Number: -----------------

      CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

Name(s) of Registered Owner(s):_________________________________________________
Window Ticket No. (if any): ____________________________________________________
Date of Execution of Notice of Guaranteed Delivery:_____________________________ Name of Institution which Guaranteed Delivery:__________________________________ If delivered by Book-Entry Transfer, check box: [ ]

Account Number: _____________________    Transaction Code Number________________

NOTE: SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

           The undersigned hereby tenders to Leucadia National Corporation, a New York corporation ("Leucadia"), the above-described shares of common stock, par value $1.00 per share (the "Common Stock"), of Allcity Insurance Company, a New York corporation ("Allcity"), pursuant to Leucadia's offer to purchase all outstanding shares of Common Stock at a price of $2.75 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 29, 2003 (the "Offer to Purchase"), and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Leucadia reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the shares of Common Stock tendered pursuant to the Offer, but any such transfer or assignment will not relieve Leucadia of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for shares of Common Stock validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

           Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the shares of Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Leucadia all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all the shares of Common Stock that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of Common Stock or other securities issued or issuable in respect thereof on or after April 29, 2003 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such shares of Common Stock (and any and all Distributions), or transfer ownership of such shares of Common Stock (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Leucadia, (ii) present such shares of Common Stock (and any and all Distributions) for transfer on the books of Allcity and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Common Stock (and any and all Distributions), all in accordance with the terms of the Offer.

           By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Joseph A. Orlando in his respective capacity as officer of Leucadia, and any individual who shall thereafter succeed to any such office of Leucadia, as the attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote at any annual or special meeting of Allcity's shareholders or any adjournment or postponement thereof or otherwise in such manner as such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, and to otherwise act as such attorney-in-fact and proxy or his substitute will in his sole discretion deem proper with respect to, all of the shares of Common Stock (and any and all Distributions) tendered hereby and accepted for payment by Leucadia. This appointment will be effective if and when, and only to the extent that, Leucadia accepts such shares of Common Stock for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such shares of Common Stock in accordance with the terms of the Offer. Such acceptance for payment will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares of Common Stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Leucadia reserves the right to require that, in order for shares of Common Stock or other securities to be deemed validly tendered, immediately upon Leucadia's acceptance for payment of such shares of Common Stock, Leucadia must be able to exercise full voting, consent and other rights with respect to such shares of Common Stock (and any and all Distributions), including voting at any meeting of Allcity's shareholders.

           The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Common Stock tendered hereby and all Distributions, that the undersigned owns the shares of Common Stock tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered shares of Common Stock complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Leucadia, Leucadia will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Leucadia to be necessary or desirable to complete the sale, assignment and transfer of the shares of Common Stock tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Leucadia all Distributions in respect of the shares of Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Leucadia will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the shares of Common Stock tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Leucadia in its sole discretion.

           All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

           The undersigned understands that the valid tender of shares of Common Stock pursuant to any one of the procedures described in the section of the Offer to Purchase titled "THE TENDER OFFER - 3. Procedures for Accepting the Offer and Tendering Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned and Leucadia upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Leucadia may not be required to accept for payment any of the shares of Common Stock tendered hereby.

           Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all shares of Common Stock purchased and/or return any certificates for shares of Common Stock not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all shares of Common Stock purchased and/or return any certificates for shares of Common Stock not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all shares of Common Stock purchased and/or return any certificates evidencing shares of Common Stock not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any shares of Common Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Leucadia has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of Common Stock from the name of the registered holder thereof if Leucadia does not accept for payment any of the shares of Common Stock so tendered.

   CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN CERTIFICATES:  _____

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                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
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To be completed ONLY if the check for the purchase price of shares of Common
Stock accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned, if certificates for shares of Common Stock not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if shares of Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue check and/or share certificate(s) to:

Name:___________________________________________________________________________

________________________________________________________________________________

                        (PLEASE PRINT)
Address: _______________________________________________________________________
                      (INCLUDE ZIP CODE)

________________________________________________________________________________
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE FORM W-9)

Credit shares of Common Stock delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

________________________________________________________________________________
                       (ACCOUNT NUMBER)

--------------------------------------------------------------------------------


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                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed, ONLY if certificates for shares of Common Stock not tendered or not accepted for payment and/or the check for the purchase price of shares of Common Stock accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail check and/or Share certificates to:

Name: __________________________________________________________________________

________________________________________________________________________________
                        (PLEASE PRINT)

Address: _______________________________________________________________________
                      (INCLUDE ZIP CODE)

________________________________________________________________________________
      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE FORM W-9)

--------------------------------------------------------------------------------

                              IMPORTANT - SIGN HERE
              (ALSO COMPLETE FORM W-9 BELOW OR APPLICABLE FORM W-8)

________________________________________________________________________________
                        (SIGNATURE(S) OF SHAREHOLDER(S))

Dated: __________ ___, 2003

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on the share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Name of Firm:___________________________________________________________________
Capacity (full title):__________________________________________________________
                               (SEE INSTRUCTION 5)
Address:________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________
Taxpayer Identification or Social Security Number:______________________________
                                                   (SEE FORM W-9)

       GUARANTEE OF SIGNATURE(S) (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:___________________________________________________________
Name(s): _______________________________________________________________________
________________________________________________________________________________
                                 (PLEASE PRINT)
Title:__________________________________________________________________________
Name of Firm:  _________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________________________________________

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

           1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the shares of Common Stock) of shares of Common Stock tendered herewith, unless such registered holder(s) has(have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such shares of Common Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

           2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES OF COMMON STOCK; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by shareholders of Allcity either if share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and in the section of the Offer to Purchase titled "THE TENDER OFFER - 3. Procedures for Accepting the Offer and Tendering Shares." For a shareholder validly to tender shares of Common Stock pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered shares of Common Stock must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) shares of Common Stock must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the section of the Offer to Purchase titled "THE TENDER OFFER - 3. Procedures for Accepting the Offer and Tendering Shares" and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or
(b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the section of the Offer to Purchase titled "THE TENDER OFFER - 3. Procedures for Accepting the Offer and Tendering Shares."

           Shareholders whose certificates for shares of Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in the section of the Offer to Purchase titled "THE TENDER OFFER - 3. Procedures for Accepting the Offer and Tendering Shares."

           Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Leucadia, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered shares of Common Stock, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered shares of Common Stock), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the National Association of Securities Dealers Automatic Quotation System, Inc. is open for business.

           The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the shares of Common Stock which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Leucadia may enforce such agreement against the participant.

           The signatures on this Letter of Transmittal cover the shares of Common Stock tendered hereby.

           THE METHOD OF DELIVERY OF THE SHARES OF COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES OF COMMON STOCK WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

           No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Common Stock will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their shares of Common Stock for payment.

           3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of shares of Common Stock tendered and the share certificate numbers with respect to such shares of Common Stock should be listed on a separate signed schedule attached hereto.

           4. PARTIAL TENDERS. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the shares of Common Stock evidenced by any share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of shares of Common Stock that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the shares of Common Stock that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All shares of Common Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

           5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

           If any of the shares of Common Stock tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

           If any of the tendered shares of Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

           If this Letter of Transmittal or any share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Leucadia of the authority of such person so to act must be submitted.

           If this Letter of Transmittal is signed by the registered holder(s) of the shares of Common Stock listed and transmitted hereby, no endorsements of share certificates or separate stock powers are required unless payment or certificates for shares of Common Stock not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

           If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Common Stock evidenced by certificates listed and transmitted hereby, the share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the share certificates. Signature(s) on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

           6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Leucadia will pay all stock transfer taxes with respect to the transfer and sale of any shares of Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price of any shares of Common Stock purchased is to be made to, or if certificates for shares of Common Stock not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such shares of Common Stock purchased unless evidence satisfactory to Leucadia of the payment of such taxes, or exemption therefrom is submitted.

           Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the share certificates evidencing the shares of Common Stock tendered hereby.

           7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any shares of Common Stock accepted for payment is to be issued in the name of, and/or share certificates for shares of Common Stock not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering shares of Common Stock by book-entry transfer may request that shares of Common Stock not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such shares of Common Stock not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such shares of Common Stock were delivered.

           8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Form W-9 may be directed to Innisfree M&A Incorporated, the Information Agent for the Offer (the "Information Agent"), at its address and phone number set forth below, or from brokers, dealers, commercial banks or trust companies.

           9. WAIVER OF CONDITIONS. Leucadia reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer in whole or in part, in the case of any shares of Common Stock tendered.

           10. BACKUP WITHHOLDING. Under the U.S. federal income tax laws, the Depository will be required to withhold a "backup withholding" of 30% on any payment made to certain shareholders pursuant to the Offer. In order to avoid "backup withholding", a shareholder surrendering shares of Common Stock in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such shareholder is not subject to backup withholding.

           Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund may be obtained by the shareholder upon filing an income tax return.

           The shareholder is generally required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares of Common Stock. If the shares of Common Stock are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for additional guidance on which number to report.

           If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future such shareholder may write "Applied For" in the space provided for in the TIN in Part 1 of the Form W-9. If "Applied For" is written in Part 1, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a certified TIN is provided to the Depositary within 60 days.

           Certain shareholders (including, among others, most corporations and certain foreign persons) are not subject to backup withholding. Foreign shareholders should complete and sign the main signature form and a Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (a copy of which may be obtained from the Depositary) signed under penalty of perjury, attesting to the shareholder's exempt status, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for more instructions.

           11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing shares of Common Stock has (have) been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of shares of Common Stock lost or by calling the Depositary at 1-800-937-5449. The shareholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

           IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES OF COMMON STOCK MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.



                            IMPORTANT TAX INFORMATION

           Under Federal income tax law, a shareholder whose tendered shares of Common Stock are accepted for payment is generally required to provide the Depositary (as payer) with such shareholder's correct TIN on Form W-9 below. If such shareholder is an individual, the TIN is his social security number. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of Part 2 (the Certification box) on the Form W-9. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to shares of Common Stock purchased pursuant to the Offer may be subject to backup withholding.

           Certain shareholders (including, among others, most corporations, and certain foreign persons) are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, that shareholder must submit to the Depository a properly completed Form W-8BEN, W-8ECI, W-8EXP or W-8IMY (with applicable attachments), as applicable, signed under penalties of perjury, attesting to that foreign person's exempt status. Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as applicable, can be obtained from the Depositary. Exempt shareholders, other than foreign persons, should furnish their TIN, write "Exempt" on the face of the Form W-9 below, and sign, date and return the Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

           If backup withholding applies, the Depositary is required to withhold on any payments made to the shareholder at a statutory established rate of 30% (for reportable payments made in 2003). Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF FORM W9
           To prevent backup withholding on payments that are made to a shareholder with respect to shares of Common Stock purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form contained herein certifying that the TIN provided on Form W-9 is correct (or that such shareholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY
           The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the shares of Common Stock. If the shares of Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Form W-9" for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

Form W-9
(Rev. January 2003)
                                                                   REQUEST FOR TAXPAYER                            GIVE FORM TO THE
Department of the Treasury                               IDENTIFICATION NUMBER AND CERTIFICATION                   REQUESTER. DO NOT
Internal Revenue Service                                                                                            SEND TO THE IRS.
------------------------------------------------------------------------------------------------------------------------------------
                                 PRINT OR TYPE
                      See SPECIFIC INSTRUCTIONS on page 2.
------------------------------------------------------------------------------------------------------------------------------------
           Name
------------------------------------------------------------------------------------------------------------------------------------
           Business name, if different from above
------------------------------------------------------------------------------------------------------------------------------------
                                         Individual/                                                             Exempt from backup
           Check appropriate box:    [ ] Sole proprietor      [ ] Corporation  [ ] Partnership  [ ]Other -   [ ] withholding
------------------------------------------------------------------------------------------------------------------------------------
           Address (number, street, and apt. or suite no.)                                  Requester's name and Address (optional)
------------------------------------------------------------------------------------------------------------------------------------
           City, state, and ZIP code
------------------------------------------------------------------------------------------------------------------------------------
           List account number(s) here (optional)
------------------------------------------------------------------------------------------------------------------------------------
PART I      TAXPAYER IDENTIFICATION NUMBER (TIN)
------------------------------------------------------------------------------------------------------------------------------------
Enter your TIN in the appropriate box. For individuals, this is your social                           SOCIAL SECURITY NUMBER
security number (SSN). PROPRIETOR, OR DISREGARDED ENTITY, SEE THE PART I
INSTRUCTIONS ON PAGE ployer identification number (EIN). If you do not have a                         - - - / - -/- - - -
number, see HOW TO GET A TIN on page 3.Enter your TIN in the appropriate box.
For individuals, this is your social security number (SSN). PROPRIETOR, OR
DISREGARDED ENTITY, SEE THE PART I INSTRUCTIONS ON PAGE ployer identification number (EIN). If you do not have a number, see HOW TO GET A TIN on page 3.



NOTE: If the account is in more than one name, see the chart on page 4 for                            EMPLOYER IDENTIFICATION NUMBER
guidelines on whose number to enter
                                                                                                      - -/ - - - - - - -


PART II     CERTIFICATION
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3.  I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)
------------ -------------------------------------------------------------------
SIGN HERE    SIGNATURE OF
             U.S. PERSON ?                                           DATE:
------------ -------------------------------------------------------------------
PURPOSE OF FORM

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2.   Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee.

NOTE: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

   If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2.   The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years.

However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

   If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% AFTER December 31, 2003; 28% AFTER December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

     1.   You do not furnish your TIN to the requester, or

     2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

     3.   The IRS tells the requester that you furnished an incorrect TIN, or

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

           Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME
If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

   If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.


OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

   Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

     2.   The United States or any of its agencies or instrumentalities;

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

     5. An international organization or any of its agencies or instrumentalities. Other payees that MAY BE EXEMPT from backup withholding include:

     6.   A corporation;

     7.   A foreign central bank of issue;

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

     9. A futures commission merchant registered with the Commodity Futures Trading Commission;

     10.  A real estate investment trust;

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

     12.  A common trust fund operated by a bank under section 584(a);

     13.  A financial institution;

     14. A middleman known in the investment community as a nominee or custodian; or

     15.  A trust exempt from tax under section 664 or described in section
          4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.
------------------------------------ ----------------------------------
IF THE PAYMENT IS FOR . . .          THEN THE PAYMENT IS EXEMPT FOR .
                                     . .
------------------------------------ ----------------------------------
Interest and dividend payments       All exempt recipients except
                                     FOR 9
------------------------------------ ----------------------------------
Broker transactions                  Exempt recipients 1 through 13.
                                     Also, a person registered under
                                     the Investment Advisers Act of
                                     1940 who regularly acts as a
                                     broker
------------------------------------ ----------------------------------
Barter exchange transactions and     Exempt recipients 1 through 5
patronage dividends
------------------------------------ ----------------------------------
Payments over $600 required to be    Generally, exempt recipients 1
reported and direct sales over       through 7(2)
$5,0001
------------------------------------ ----------------------------------

1 See FORM 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are NOT EXEMPT from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

   If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

   If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 4 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at WWW.SSA.GOV/ONLINE/SS5.HTML. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at WWW.IRS.GOV.

   If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PART II. CERTIFICATION
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

   For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 2.
SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

     1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

     4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notifiedthat you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.


WHAT NAME AND NUMBER TO GIVE THE REQUESTER
----------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:               GIVE NAME AND SSN OF:
--------------------------------------- -------------------------------
1. Individual                           The individual

2. Two or more individuals              The actual owner account or, if combined
   (joint account)                      funds, the first individual on the
                                        account (1)

3. Custodian account of a minor         The minor (2)
  (Uniform Gift to Minors Act)

4.   a. The usual revocable savings     The grantor-trustee (1)
        (grantor is also trustee)

     b. So-called trust account that    The actual owner (1)
        is not a legal or valid
        trust under state law

5.  Sole proprietorship or              The owner (3)
    single-owner LLC
--------------------------------------- -------------------------------
FOR THIS TYPE OF ACCOUNT:               GIVE NAME AND EIN OF:
--------------------------------------- -------------------------------
6.   Sole proprietorship or             The owner (3)
     single-owner LLC

7.   A valid trust, estate, or          Legal entity (4)
     pension trust

8.   Corporate or LLC electing          The corporation
     corporate status on Form 8832

9.   Association, club, religious,      The organization
     charitable, educational, or
     other tax-exempt organization

10.  Partnership or multi-member LLC    The partnership

11.  A broker or registered nominee     The broker or nominee

12.  Account with the Department of     The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
--------------------------------------- -------------------------------

(1) List first and circle the name of the person whose number you furnish.If only one person on a joint account has an SSN, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's SSN.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one). 4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

--------------------------------------------------------------------------------
PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

   You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

       YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED
                          FOR" IN PART 1 OF FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in part II of the Form W-9 (and the fact that I have completed the Certificate of Awaiting Taxpayer Identification Number), if I fail to provide a Taxpayer Identification Number to the Depositary by the time of payment, 30% of all reportable payments made to me thereafter will be withheld, and if I fail to provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.
--------------------------------------------------------------------------------
SIGNATURE
         ------------------------------------        DATE ___________ ___, 2003

------------------ -------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.


                     PLEASE REVIEW THE INTERNAL REVENUE SERVICE "FORM W-9 - REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION" ABOVE FOR ADDITIONAL DETAILS.

------------------ -------------------------------------------------------------

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
Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone number set forth below:

                     The Information Agent for the Offer is:
                           Innisfree M&A Incorporated
                         501 MADISON AVENUE, 20TH FLOOR
                            NEW YORK, NEW YORK 10022
                   SHAREOWNERS CALL TOLL-FREE: (888) 750-5834
                 BANKS AND BROKERS CALL COLLECT: (212) 750-5833




                         -------------------------------
                                   INNISFREE
                         -------------------------------
                                       M&A INCORPORATED





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